UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

eBay Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84813-P47535 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. EBAY INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET You invested in EBAY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 HAMILTON AVENUE SAN JOSE, CA 95125 Vote Virtually at the Meeting* June 17, 2026 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/EBAY2026

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84814-P47535 1. Proposal 1 - Election of 11 director nominees named in the proxy statement. Nominees: 1a. Adriane M. Brown For 1b. Aparna Chennapragada For 1c. E. Carol Hayles For 1d. Jamie Iannone For 1e. Shripriya Mahesh For 1f. William D. Nash For 1g. Paul S. Pressler For 1h. Zane C. Rowe For 1i. Brian H. Sharples For 1j. Mohak Shroff For 1k. Perry M. Traquina For 2. Proposal 2 - Ratification of appointment of independent auditors. For 3. Proposal 3 - Advisory vote to approve named executive officer compensation. For 4. Stockholder Proposal 4 - Special stockholder meeting threshold, if properly presented. Against NOTE: Such other business as may properly come before the meeting or any continuation or adjournment thereof.